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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 --------------



        Date of Report (Date of earliest event reported): March 18, 2003



                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                       1-15223                   76-0453392
-------------------------       -------------------      ---------------------
   (State or Other                  (Commission              (IRS Employer
   Jurisdiction of                  File Number)           Identification No.)
   Incorporation)


                87 Grandview Avenue, Waterbury, Connecticut 06708
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (203) 596-2236




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.



Exhibit
   No.        Description
-------       -----------
99.1          Certification of Chief Executive Officer and Chief Financial
              Officer


ITEM 9.  REGULATION FD DISCLOSURE.

         In connection with the Annual Report on Form 10-K of OptiCare Health Systems, Inc. (the "Company") for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission concurrently herewith, the Company hereby furnishes the written statement required by Section 906 of the Sarbanes-Oxley Act of 2002. On March 18, 2003, Dean J. Yimoyines, Chief Executive Officer of the Company and William A. Blaskiewicz, Chief Financial Officer of the Company, each executed this written statement. A copy of the foregoing written statement is attached hereto as exhibit 99.1 and incorporated herein by reference.



















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     OPTICARE HEALTH SYSTEMS, INC.
                                     (Registrant)



Date: March 18, 2003                 /s/ William A. Blaskiewicz
                                     --------------------------------------
                                     Name: William A. Blaskiewicz
                                     Title: Vice President and Chief Financial
                                            Officer















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                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number                Description
-------               -----------
99.1                  Certification of Chief Executive Officer and Chief
                      Financial Officer






















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